SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        September 2, 1999

                         REGENCY REALTY CORPORATION
          (Exact name of registrant as specified in its charter)


     Florida                        1-12298                   59-3191743
(State or other jurisdiction       Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Information

                            Regency Realty Corporation
                   Pro Forma Consolidated Financial Statements


The following unaudited pro forma consolidated financial statements are based upon the unaudited historical consolidated financial statements of Regency Realty Corporation ("Regency") as of June 30, 1999, which have been included in Regency's filing on Form 10-Q as of and for the six months ended June 30, 1999. The accompanying pro forma balance sheet has no adjustments since Regency has not had any significant acquisitions of real estate or other transactions subsequent to June 30, 1999 which would require pro forma adjustment.

On February 28, 1999, Regency completed a merger with Pacific Retail Trust ("Pacific"), a Dallas based private real estate investment trust. The unaudited pro forma consolidated statements of operations have been presented to reflect Regency's operations as if it had completed its merger with Pacific as of January 1, 1998.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 1998, has been filed previously in a Form 8-K/A of Regency dated February 28, 1999, which should be read in conjunction with this filing.

These unaudited pro forma consolidated financial statements should be read in conjunction with Regency's Form 10-Q as of and for the six months ended June 30, 1999. The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of Regency would have been as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998, assuming the transactions had been completed as set forth above, nor does it purport to represent the financial position or results of operations of Regency in future periods.

                                        Regency Realty Corporation
                                      Pro Forma Consolidated Balance Sheet
                                                  June 30, 1999
                                                   (Unaudited)
                                                  (In thousands)


                                                             Regency
                                                            Historical    Adjustments  Pro Forma

                          Assets
 Real estate investments, at cost                          $2,358,778            -     2,358,778
 Construction in progress                                     139,319            -       139,319
          Less: accumulated depreciation                       79,823            -        79,823
                                                            ---------      --------    ---------
                                                            2,418,274            -     2,418,274

 Investments in real estate partnerships                       43,737            -        43,737
                                                            ---------      --------    ---------
          Net real estate investments                       2,462,011            -     2,462,011
                                                            ---------      --------    ---------

 Cash and cash equivalents                                     14,782            -        14,782
 Tenant receivables, net of allowance for
          uncollectible accounts                               29,656            -        29,656
 Deferred costs, less accumulated amortization                 11,003            -        11,003
 Other assets                                                   6,355            -         6,355
                                                           ----------      --------    ---------
                                                           $2,523,807            -     2,523,807
                                                           ==========      ========    =========


           Liabilities and Stockholders' Equity
 Notes payable                                              $ 787,274            -       787,274
 Acquisition and development line of credit                   243,879            -       243,879
                                                            ---------      --------    ---------
          Total debt                                        1,031,153            -     1,031,153

 Accounts payable and other liabilities                        45,323            -        45,323
 Tenant's security and escrow deposits                          6,899            -         6,899
                                                            ---------      --------    ---------
          Total liabilities                                 1,083,375            -     1,083,375
                                                            ---------      --------    ---------

 Series A preferred units                                      78,800            -        78,800
 Exchangeable operating partnership units                      46,468            -        46,468
 Limited partners' interest in consolidated
 partnerships                                                  11,051            -        11,051
                                                            ---------      --------    ---------
          Total minority interest                             136,319            -       136,319
                                                            ---------      --------    ---------

 Preferred stock                                               35,047            -        35,047
 Common stock and additional paid in capital                1,291,246            -     1,291,246
 Distributions in excess of net income                        (22,180)           -       (22,180)
                                                            ---------      --------    ---------
          Total stockholders' equity                        1,304,113            -     1,304,113
                                                            ---------      --------    ---------
                                                           $2,523,807            -     2,523,807
                                                           ==========      ========    =========

                           Regency Realty Corporation
                 Pro Forma Consolidated Statement of Operations
                     For the Six Months Ended June 30, 1999
                                   (Unaudited)
                      (In thousands, except per share data)


                                                           Regency       Pacific
                                                          Historical   Historical (a) Adjustments     Pro Forma

Revenues:
      Minimum rent                                     $     97,622          17,950               -     115,572
      Percentage rent                                           877             406               -       1,283
      Recoveries from tenants                                24,324           4,428               -      28,752
      Management, leasing and brokerage fees                  6,014               4               -       6,018
      Equity in income of investments
        in real estate partnersh                              2,136               -               -       2,136
                                                         -----------  --------------  --------------  ----------
                                                            130,973          22,788               -     153,761
                                                         -----------  --------------  --------------  ----------

Operating expenses:
      Depreciation and amortization                          21,781           4,546             167(b)   26,494
      Operating and maintenance                              16,801           2,735               -      19,536
      General and administrative                              8,781           4,699               -      13,480
      Real estate taxes                                      12,192           2,495               -      14,687
      Other expenses                                            525               -               -         525
                                                         -----------  --------------  --------------  ----------
                                                             60,080          14,475             167      74,722
                                                         -----------  --------------  --------------  ----------

 Interest expense (income):
      Interest expense                                       27,992           3,709               -      31,701
      Interest income                                        (1,121)            (44)              -      (1,165)
                                                         -----------  --------------  --------------  ----------
         Net interest expense                                26,871           3,665               -      30,536
                                                         -----------  --------------  --------------  ----------

      Income before minority interests
         and sale of real estate investments                 44,022           4,648            (167)     48,503

 Gain on sale of real estate investments                          -           2,588               -       2,588
                                                         -----------  --------------  --------------  ----------

      Income before minority interests                       44,022           7,236            (167)     51,091

 Minority interests                                          (5,336)           (261)              -      (5,597)
                                                         -----------  --------------  --------------  ----------

      Net income                                             38,686           6,975            (167)     45,494

 Preferred stock dividends                                     (900)           (337)              -      (1,237)
                                                         -----------  --------------  --------------  ----------

      Net income for common stockholders                     37,786           6,638            (167)     44,257
                                                         ===========  ==============  ==============  ==========


 Net income per share:
      Basic                                            $       0.76                                   $    0.74 (c)
                                                         ===========                                  ==========

      Diluted                                          $       0.76                                   $    0.74 (c)
                                                         ===========                                  ==========



 See accompanying notes to pro forma consolidated statement of operations.

             Regency Realty Corporation and Pacific Retail Trust Merger
                   Pro Forma Consolidated Statement of Operations
                                  (Unaudited)
                   (In thousands, except per share data)





                                                                       For the Year Ended December 31, 1998

                                                             Regency          Pacific Retail                  Combined
                                                            Pro Forma         Pro Forma        Adjustments     Company

Revenues:
      Minimum rent                                       $     114,103            104,417             -         218,520
      Percentage rent                                            3,187              1,540             -           4,727
      Recoveries from tenants                                   26,308             27,475             -          53,783
      Management, leasing and brokerage fees                    11,863                 53             -          11,916
      Equity in income of investments
          in real estate partnerships                              946                  -             -             946
                                                           ------------      -------------    ----------      ----------

                                                               156,407            133,485             -         289,892
                                                           ------------      -------------    ----------      ----------

Operating expenses:
      Depreciation and amortization                             27,478             25,293         1,000  (b)     53,771
      Operating and maintenance                                 19,671             17,710             -          37,381
      General and administrative                                15,717             10,250             -          25,967
      Real estate taxes                                         13,781             14,684             -          28,465
                                                           ------------      -------------    ----------      ----------

                                                                76,647             67,937         1,000         145,584
                                                           ------------      -------------    ----------      ----------

 Interest expense (income):
      Interest expense                                          34,069             22,657             -          56,726
      Interest income                                           (1,957)              (852)            -          (2,809)
                                                           ------------      -------------    ----------      ----------

         Net interest expense                                   32,112             21,805             -          53,917
                                                           ------------      -------------    ----------      ----------


      Income before minority interest
         and  sale of real estate investments                   47,648             43,743        (1,000)         90,391

 Gain on sale of real estate investments                         1,390                837             -           2,227
                                                           ------------      -------------    ----------      ----------


      Income before minority interests                          49,038             44,580        (1,000)         92,618

 Minority interests                                             (8,502)              (772)           45          (9,229)
                                                           ------------      -------------    ----------      ----------


      Net income                                                40,536             43,808          (955)         83,389

 Preferred stock dividends                                           -             (2,352)            -          (2,352)
                                                           ------------      -------------    ----------      ----------


      Net income for common stockholders                 $      40,536             41,456          (955)         81,037
                                                           ============      =============    ==========      ==========



 Net income per share:
      Basic                                              $        1.40       $       0.65                     $     1.35 (c)
                                                           ============      =============                    ==========


      Diluted                                            $        1.36      $        0.64                     $     1.34 (c)
                                                           ============      =============                    ==========




 See accompanying notes to pro forma consolidated statement of operations.

                             Regency Realty Corporation
                   Notes to Pro Forma Consolidated Statement of Operations
                       For the Six Month Period Ended June 30, 1999
                          and the Year ended December 31, 1998
                                     (Unaudited)
                     (In thousands, except share and per share data)





(a) Represents the historical results of operations of Pacific for the period from January 1, 1999 to February 28, 1999, the effective date of the merger.

(b) To increase depreciation expense as a result of the adjustment of real estate investments to fair value for the Pacific merger:

                                                       06/30/99     12/31/98

     Adjustment to record real estate
      investments at fair market value                  50,019        50,019
     Allocation to land                                (11,004)      (11,004)
                                                    -----------  ------------

     Allocation to building                             39,015        39,015
                                                    ===========  ============


     Estimated useful life in years                         39            39
                                                    -----------  ------------


     Depreciation adjustment                               167         1,000
                                                   ===========   ============

(c) The following summarizes the calculation of basic and diluted earnings per share for the six month period ended June 30, 1999 and the year ended December 31, 1998.

                                                       06/30/99     12/31/98

 Basic Earnings Per Share (EPS) Calculation:

  Weighted average common shares outstanding
     Regency                                             47,824        25,150
     Adjust Pacific shares issued for full quarter       10,078        30,748
                                                     -----------  ------------

         Total Basic Shares                              57,902        55,898
                                                     ===========  ============


  Net income for common stockholders                $    44,257        81,037
   Less: dividends paid on Class B common stock          (1,410)       (5,378)
                                                     -----------  ------------

         Net income for Basic EPS                   $    42,847        75,659
                                                     ===========  ============


         Basic EPS                                  $      0.74          1.35
                                                    ===========  ============



                                                                        06/30/99     12/31/98

Diluted Earnings Per Share (EPS) Calculation:
     Weighted average common shares outstanding for Basic EPS             57,902        55,898
     Exchangeable operating partnership units                              1,924         1,223
     Adjust Pacific exchangeable units issued for full quarter               258           785
     Incremental shares to be issued under common
       stock options using the Treasury method                                 3            96
     Contingent shares for the acquisition of real estate                      -           511
                                                                       ----------  ------------

           Total Diluted Shares                                           60,087        58,513
                                                                       ==========  ============


     Net income for Basic EPS                                        $    42,847        75,659
     Add:  minority interest of exchangeable partnership units             1,338         2,729
                                                                       ----------   ------------

     Net income for Diluted EPS                                      $    44,185        78,388
                                                                       ==========  ============


     Diluted EPS                                                     $      0.74          1.34
                                                                       ==========  ============



Preferred shares are not considered in the earnings per share calculation since their effect in anti-dilutive.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY REALTY CORPORATION
                                            (registrant)



September 2, 1999                            By:/s/J. Christian Leavitt
                                            --------------------------
                                            J. Christian Leavitt
                                            Senior Vice President, Finance